Income Taxes	12 Months Ended
Dec. 31, 2020
INCOME TAX
11.	Income Taxes
During the years ended December 31, 2019 and 2020, the Company recorded no current or deferred income tax expenses or benefits as the Company has incurred losses since inception and has provided a full valuation allowance against its deferred tax assets.
A reconciliation of the expected income tax benefit computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows for the years ended December 31, 2019 and 2020:

	Year Ended December 31,
	2019	2020
Income tax computed at federal statutory rate	21.0%	21.0%
State tax, net of federal benefit	8.0	8.0
Other	1.9	0.0
Change in valuation allowance	(30.9)	(29.0)

Effective income tax rate	—%	—%

The Company’s deferred tax assets at December 31, 2019 and 2020, consisted of the following (in thousands):

	Year Ended December 31,
	2019	2020
Deferred tax assets
Federal and state net operating losses	$369,570	$1,251,012
Capitalized patent costs	112,732	167,330
Stock-based compensation	497	1,588

Gross deferred tax assets	482,799	1,419,930
Less: valuation allowance	(482,506)	(1,419,814)

Total deferred tax assets	$293	$116

Deferred tax liabilities
Fixed assets	$(293)	$(116)

Total deferred tax liabilities	$(293)	$(116)

Net deferred tax assets	$—	$—

The Company evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets as of December 31, 2019 and 2020. Management considered the Company’s cumulative net losses and concluded as of December 31, 2019 and 2020, that it was more likely than not that the Company would not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance was established against the net deferred tax assets as of December 31, 2019 and 2020.
As of December 31, 2019 and 2020, the Company had federal net operating loss (“
NOL
”) carryforwards of $4,311,540 available to reduce future federal taxable income. The federal NOL carryforwards generated prior to 2018, totaling approximately $0.1 million, expire at various dates beginning in 2034, and the remaining federal NOL carryforwards generated in 2018, 2019, and 2020 do not expire. The Tax Cuts and Jobs Act, enacted on December 22, 2017, limits a taxpayer’s ability to utilize NOL deduction in a year to 80% taxable income for federal NOLs arising in tax years beginning after December 31, 2017. The Coronavirus Aid, Relief, and Economic Security Act, enacted on March 27, 2020, retroactively and temporarily (for taxable years beginning before January 1, 2021) suspended application of the 80%-of-income
limitation on the use of NOLs. As of December 31, 2020, the Company had state apportioned NOL carryforwards of $4,424,133 available to reduce future state taxable income, which expire at various dates beginning in 2034.
Utilization of the Company’s NOL carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the NOL carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt
rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from inception to the present.

Chardan Healthcare Acquisition 2 Corp.[Member]
INCOME TAX
NOTE 8. INCOME TAX
The Company’s net deferred tax assets are as follows:

	December 31, 2020	December 31, 2019
Deferred tax assets
Net operating loss carryforward	$164,481	$519

Total deferred tax assets	164,481	519
Valuation Allowance	(164,481)	(519)

Deferred tax assets, net of allowance	$—	$—

The provision for income taxes consists of the following:

	December 31, 2020	December 31, 2019
Federal
Current	$—	$—
Deferred	(164,481)	(109)
State and Local
Current	—	—
Deferred	—	—
Change in valuation allowance	164,481	109

Income tax provision	$—	$—

As of December 31, 2020 and 2019, the Company had approximately $781,000 and $2,500, respectively, in U.S. federal net operating loss carryovers available to offset future taxable income, which do not expire.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2020, the change in the valuation allowance was $163,962.
A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	December 31, 2020	December 31, 2019
Statutory federal income tax rate	21.0%	21.0%
Valuation allowance	(21.0)%	(21.0)%

Income tax provision	0.0%	0.0%

The Company files income tax returns in the U.S. federal and New York jurisdictions. The Company’s tax returns since inception remain open and subject to examination by the taxing authorities. The Company considers New York to be a significant state tax jurisdiction.
On March 27, 2020, the CARES Act was enacted in response to
COVID-19
pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increasing the limitation under Section 163(j) of the IRC for 2019 and 2020 to permit additional expensing of interest (ii) enacting a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k), (iii) making modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhancing the recoverability of alternative minimum tax credits. Given the Company’s full valuation allowance position and capitalization of all costs, the CARES Act did not have an impact on the financial statements.